H1 Taxes	12 Months Ended
Dec. 31, 2022
Major components of tax expense (income) [abstract]
H1 Taxes

Taxes
The Company’s tax expense for 2022 was SEK –5,497 (–6,270) million or
22.3% (21.4%) of income after financial items. The tax rate may vary between years depending on business and geographical mix. Items reported for income taxes include the impact of the Swedish tax rate reduction which was signed into law on June 14, 2018. The law enacts a corporate income tax of 21.4% from January 1, 2019 and then reduces it to 20.6% from January 1, 2021.

Income taxes recognized in the income statement
	2022	2021	2020
Current income taxes for the year	(7,353)	(6,110)	(5,470)
Current income taxes related to prior years	253	(337)	(175)
Deferred tax income/expense (+/–)	1,617	188	(3,911)
Share of taxes in joint ventures and associated companies	(14)	(11)	(33)
Income tax expense	(5,497)	(6,270)	(9,589)
A reconciliation between reported tax expense for the year and the theoretical tax expense that would arise when applying statutory tax rate in Sweden, 20.6% (20.6%), on the consolidated income before taxes, is shown in the table below.
Taxes were positively impacted by SEK 411 (969)
million as a result of utilization of previously impaired withholding tax assets in Sweden and negatively impacted by the tax effect of the provision made in relation to a potential resolution with the United States Department of Justice (DOJ) of SEK
450
million.
1)
The withholding tax expense 2020 includes an impairment of withholding tax of SEK –1,393 million.

Reconciliation of Swedish income tax rate with effective tax rate
	2022	2021	2020
Calculated tax expense at Swedish tax rate 20.6% (20.6%)	(5,070)	(6,025)	(5,823)
Effect of foreign tax rates	(605)	(324)	(616)
Current income taxes related to prior years	253	(337)	(175)
Remeasurement of tax loss carry-forwards	(49)	(175)	(258)
Remeasurement of deductible temporary differences	15	220	369
Withholding tax expense	—	—	(1,393)
Reversal of impaired withholding tax	411	969	—
Tax effect of non-deductible expenses	(760)	(975)	(2,079)
Tax effect of non-taxable income	327	392	372
Tax effect of changes in tax rates	(19)	(15)	14
Income tax expense	(5,497)	(6,270)	(9,589)
Effective tax rate	22.3%	21.4%	35.2%

1)	On March 2, 2023, the Company reached a resolution with the DOJ (the DOJ Plea Agreement) and agreed to pay a fine of approximately SEK 2.2 billion.
Deferred tax balances
Deferred tax assets and liabilities are derived from the balance sheet items as shown in the table below.

Tax effects of temporary differences and tax loss carry-forwards
	Deferred tax assets	Deferred tax liabilities	Net balance
2022
Intangible assets and property, plant and equipment	1,161	8,135
Current assets	3,605	1,055
Post-employment benefits	5,558	571
Provisions	5,234	—
Deferred tax credits	2,081	—
Other	1,837	295
Loss carry-forwards	5,190	—
Deferred tax assets/liabilities	24,666	10,056	14,610
Netting of assets/liabilities	(5,272)	(5,272)
Deferred tax balances, net	19,394	4,784	14,610

2021
Intangible assets and property, plant and equipment	160	1,331
Current assets	3,605	862
Post-employment benefits	6,782	567
Provisions	3,555	—
Deferred tax credits	5,288	—
Other	1,425	44
Loss carry-forwards	4,214	—
Deferred tax assets/liabilities	25,029	2,804	22,225
Netting of assets/liabilities	(1,920)	(1,920)
Deferred tax balances, net	23,109	884	22,225

Changes in deferred taxes, net
	2022	2021
Opening balance, net	22,225	25,207
Recognized in net income	1,617	188
Recognized in other comprehensive income	(2,099)	(556)
Balances regarding acquired/divested businesses	(3,911)	171
Deferred tax credits utilization	(3,586)	(3,027)
Translation difference	364	242
Closing balance, net	14,610	22,225
Total tax reported in other comprehensive income (OCI) amounted to SEK
–2,980
(–556)
million, of which actuarial gains and losses related to pensions constituted SEK
–2,093 (–675)
million, revaluation of borrowings SEK
–212 (–6)
million, cash flow hedges SEK
–
671 (126)
million and non-controlling interests SEK
–4 (–1)
million. Of the total tax effect reported in OCI, SEK –2,099 (–556) million is deferred tax and SEK –881
 (0)
million is current tax.
Deferred tax assets are only recognized in countries where the Company expects to be able to generate corresponding taxable income in the future to benefit from tax reductions.
Tax loss carry-forwards
Significant tax assets regarding tax loss carry-forwards are reported to the extent that realization of the related tax benefit through future taxable profits is probable also when considering the period during which these can be utilized, as described below.
The majority of the recognized tax loss carry-forwards pertains to Sweden,
US, UK
 and Germany. These countries have long or indefinite periods of utilization. Of the total SEK 5,190 (4,214) million recognized deferred tax assets related to tax loss carry-forwards, SEK 3,508 (3,512) million relates to Sweden.
Future income projections considering 5G
roll-out,
technology leadership based on increased investments in R&D, strengthened competitive position and expansion of the product portfolio, support the conclusion that the deferred tax assets will be utilized in the foreseeable future.
As of December 31, 2022, the recognized tax loss carry-forwards amounted to SEK 23,438 (19,635) million. The increase is primarily attributable to Vonage acquisition.
The tax value of the tax loss carry-forward is reported as a tax asset based on the indefinite utilization period and the expectation that the group will realize a significant taxable income to offset these loss carry-forwards. The final years in which the recognized tax loss carry-forwards can be utilized are shown in the following table.

Tax loss carry-forwards
Year of expiration	Tax loss carry- forwards	Tax value
2023	17	3
2024	12	2
2025	19	6
2026	85	22
2027	1,236	317
2028 or later (also includes unlimited carry-forwards)	22,069	4,840
Total	23,438	5,190
In addition to the table above there are tax loss carry-forwards of SEK 8,490 (4,038) million at a tax value of SEK 1,777 (671) million (including SEK 2,394 million relating to the recent US acquisitions) that have not been recognized due to judgments that they are unlikely to be utilizable against future taxable profits in the respective jurisdictions. The majority of the tax loss carry-forwards have an expiration date in excess of five years.
Risk assessment on the business plans is carried out on a regular basis, and deferred tax asset recoverability analysis will be performed if conditions suggest that such assets may be impaired.
The adoption of the amendment to IAS 12 Income Taxes: Deferred Tax related to Assets and Liabilities arising from a Single Transaction from 1 January 2023 is not expected to have a material impact on the deferred tax balances, however it is expected to impact the disclosure of deferred tax balances which will be restated as appropriate in 2023.